CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Financial
Highlights", "Other Parties-Independent Auditors" and
"Financial Statements" and to the use of our report dated
December 3, 1998, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-09341) of
Harding, Loevner Funds, Inc.





                                          /s/Ernst & Young LLP
                                          ERNST & YOUNG LLP

New York, New York
January 25, 1999